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                                                           1. CONTRACT ID
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT         CODE              PAGE  OF   PAGES
                                                                V             1          149

2. AMENDMENT/MODIFICATION NO.           3. EFFECTIVE DATE       4. REQUISITION/PURCHASE REG NO.  5. PROJ NO. (if appicable)
   P00016                                  16 APR 98             N00024-98-NR-91639              8-312F-91639

6. ISSUED BY                            CODE N00024             7. ADMINISTERED BY (if other than Item 6)   CODE N62793

   NAVAL SEA SYSTEMS COMMAND
   BUYER/SYMBOL: Mark McGlynn/SEA 02215M                           SUPERVISOR OF SHIPBUILDIING
   2531 JEFFERSON DAVIS HWY                                        CONVERSION AND REPAIR
   ARLINGTON, VA 22242-5160                                        NEWPORT NEWS, VA 23607-2785
   PHONE: Area Code: 703/602-7519 x 213

8. NAME AND ADDRESS OF CONTRACTOR (No. street, country, State and ZIP Code)     x  9A. AMENDMENT OF SOLICITATION NO.

   NEWPORT NEWS SHIPBUILDING AND DRY DOCK COMPANY
   4101 WASHINGTON AVENUE                                                          9B. DATED (SEE ITEM 11)
   NEWPORT NEWS, VA 23607
                                                                                   10A. MODIFICATION OF CONTRACT/ORDER
   CEC No: 050648757                                                                    NO.
   TIN No: 54-0318880                                                           x  N00024-94-C-2105
   DUNS No: 00-130-7495                                                            10B. DATED (SEE ITEM 13)
CAGE CODE 43689                         FACILITY CODE 73689                        22 APR 94

           11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

     The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ( ) is extended, ( ) is not extended. Offers must acknowledge receipt of this Amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning 3 copies of the amendment: (b) By acknowledging receipt of this amendment on each copy of the offer submitted: or (c) By separate letter or telegram which includes reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)
        SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEET

        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

X     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify authority) THE CHANGES
         SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM 10-A.

      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
         CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN
         ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X        MUTUAL AGREEMENT OF THE PARTIES

      D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor (  ) is not, (X) is required to sign this document and return  2  copies to the issuing office.
 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible)



                                SEE THE FOLLOWING PAGES



Except as provided herein, all terms and conditions referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)                           16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     T.C. Schievelbein                                                         JAMES G. LOFGREN
     Executive Vice President                                                  Contracting Officer

15B. CONTRACTOR/OFFEROR                      15C DATE SIGNED      16B. UNITED STATES OF AMERICA           16C. DATE SIGNED
     /s/ T.C. SCHIEVELBEIN                       4/30/98              By /s/ JAMES ILLEGIBLE                   4-30-98
------------------------------------------------------------------------------------------------------------------------------

(Signature of person authorized to sign)                     (Signature of Contracting Officer)

NSN 7540-01-152-8070                                            STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                       Prescribed by GSA
                                                                FAR (48 CFR) 53.243

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                                                      N00024-94-C-2105
                                                      P00016
                                                      Page 2

Whereas, the Navy and Newport News Shipbuilding and Dry Dock Company, hereinafter referred to as the parties, entered into this contract (N00024-94-C-2105) for the procurement of all advance planning, design, documentation, engineering, procurement, logistics, shipchecks, fabrication and preliminary shipyard or support facility work and/or any other work necessary to prepare and make ready for and accomplish the refueling, overhaul, alterations, repair, and maintenance of the USS NIMITZ (CVN 68) and is reactor plants.

Whereas, it was the parties' intention to modify this contract or enter into a separate contract, at the option of the Government, to perform and accomplish the CVN 68 availability effort prepared for under this contract; and,

Whereas, the parties have agreed to modify this contract to expand the scope of work to include such additional work; and

Whereas, the parties have agreed to price the CVN 68 availability accomplishment effort on a Cost-Plus-Incentive-Fee basis under new Line Items 0009 and 0010 in accordance with all clauses, terms, and conditions comprising this supplemental agreement (P00016): and

Now Therefore, the parties agree as follows:

1. On the cover page of the Contract, SF 26, in Block 15G, delete "$399,866,866" and insert "$1,622,277,737" in lieu thereof.

2. This supplemental agreement incorporates Items 0009 and 0010, and all the terms, conditions, and clauses applicable to Items 0009 and 0010. All terms and conditions for Items 0001 - 0008 remain unchanged and in full force and effect; Items 0001 - 0008 have been and will continue to be governed by the terms and conditions of Contract N00024-94-C-2105, including the basic contract and subsequent modifications (P00001 - P00015), in effect prior to this supplemental agreement.

3. As a result of this modification: (i) the amount obligated on this contract for Items 0001 through 0008 remains unchanged at $399,866,866; (ii) the amount obligated on this contract for Items 0009 and 0010 is $1,222,410,871; and, (iii) the total amount obligated on this contract is increased from $399,866,866 to $1,622,277,737.